Exhibit 99.1

EQT Corporation NewCompany,New Leadership, NewFocus 47th Scotia Howard Weil Annual Energy Conference March 25, 2019

EQT Has Transformed Into the Leading U.S. Pure Play Natural Gas Producer

New company, new leadership, new focus

2018 Transformation
☑ Reconstituted Management and Board
☑ Simplified corporate structure
☑ Addressed sum of the parts discount
☑ Became a premier pure play Appalachian E&P

2019 and Beyond

The New EQT

- ***World Class Asset Base*** → **15 to 20 year drilling inventory** in the core of the Appalachian Basin
- ***Sustainable Free Cash Flow*** → **~60 - 70%** Cumulative Adjusted Free Cash Flow Yield(1,2) (2019 - 2023)
- ***Financial Strength*** → **Only Investment Grade Appalachian E&P Company** S&P: BBB- / Moody's: Baa3

(1)Non-GAAP financial measure, see appendix for definition
(2)Based on EQT market cap as of 03/15/2019

2

Measurable and Transparent Progress in Executing Our Plan

Action Item	Measure	Timeline
Board Enhancements	▪ Added **four new independent directors** ▪ Created **Operating & Capital Efficiency Board Committee**	Q4 2018 ✓
Reconstituted Management	▪ **New CEO, CFO, GC, Head of IR**, and other senior positions ▪ **Appointed Gary Gould as COO in Q1 2019**	Q4 2018 ✓ Q1 2019 ✓
Restructurings and Cost Reductions	▪ Identified **~$100 MM** of **annual cost reductions** ▪ Pursuing **plan to reduce cash costs by further 10%** ($50 MM already identified in Q1 2019 and included in current guidance)	Q1 2019 ✓ Q4 2019
Execution and Improvement	▪ **$300-$400 MM** adjusted free cash flow[1] **in 2019** ▪ **~$2.9 B** adjusted free cash flow[1] **over 5 years**	In Process
Reduce Leverage and Return Capital to Shareholders	▪ **Equity stake in Equitrans worth ~$1.0 B** at current share price[2] ▪ **Target leverage of 1.5-2.0x** Net Debt / Adjusted EBITDA[1]	2019 – 2020

[1]Non-GAAP financial measure, see appendix for definition
[2]ETRN share price as of 03/15/2019

3

Focused on Delivering Results and Sustainable Free Cash Flow

Delivering Results

Q4 2018

~$135 MM
Adjusted Free Cash Flow[1]
vs. $100 MM Guidance

Q1 2019

~$150 MM
Annual cost savings identified
Realizing Efficiencies +
Driving Down Costs

Free Cash Flow Outlook

$300-$400 MM
of Adjusted Free Cash Flow[1] in 2019

~$2.9 B
of Adjusted Free Cash Flow[1] Over the Next Five Years

Significant Upside
Target 10% Initiative

New Chief Operating Officer

Industry Veteran Gary Gould Appointed as COO

- Former SVP of Production and Resource Development at Continental Resources
- Experience in large-scale shale development, including critical in-basin Appalachia expertise
- Ideally suited to drive further cost reductions and support our focus on free cash flow

[1]Non-GAAP financial measure, see appendix for definition

4

Announced Industry Veteran Chief Operating Officer Career driving strong results at leading shale-focused upstream energy companies  Experience operating scale shale assets efficiently  Led best-in-class operation at Continental Resources  Operational and leadership experience in Appalachia  Understands operating environment and unique challenges  History of operational improvements “The long-term potential of this asset is unmatched, and I look forward to working alongside EQT’s senior management team drive operating efficiencies.” Drove substantial improvements at both Continental Chesapeake and to  Focused on cash flow and returns metrics Intensive use of data and technology to drive efficiencies —Gary Gould 5 Former VP/Director of Reservoir Technology, District Mgr. for Marcellus South, and Resource Dev. Mgr. for Eastern Division Former Sr. Vice President of Production and Resource Development Proven track record of enhancing well productivity, driving down costs, and increasing efficiencies

Management and Board Aligned to Deliver Efficiencies and Free Cash Flow Focused on driving cost reductions and free cash flow from our world-class asset base  Senior Management focused on cost reductions, development efficiencies, and accountability Board of Directors  Enhanced daily operational tracking  Routine capital cost reviews by individual project Shareholder Value  Detailed ongoing assessment of internal processes The New  Operating and Capital Efficiency Committee actively partnering with management  Detailed review of 2018 operational events  Rigorous operational benchmarking analyses  Oversight of COO search  Input and engagement in long-term planning process 6 Progress Expertise Accountability Transparency

World-Class Asset Base

Large-scale position in the core of the Appalachian Basin

Market Cap[(1)]	$	4.9 B
Enterprise Value[(2)]	$	10.1 B
Ownership Interest in ETRN[(3)]	$	1.0 B
Core Net Marcellus Acres[(4)]		680,000
Core Marcellus Undeveloped Locations[(4,5)]		1,950
2018 Proved Developed Reserves		11.6 Tcfe
2018 Total Proved Reserves		21.8 Tcfe
2019E Production (Bcfe)		1,470 – 1,510
2019E Adjusted EBITDA[(6)]	$	2.3 – 2.4 B

EQT Acreage Overlays the SW Marcellus Core

Utica Cumulative Production Heat Map

SW Marcellus Cumulative Production Heat Map



Carroll
Harrison
Guernsey
Belmont
Noble
Monroe
Pittsburgh Metro Area
Marcellus Core
Utica Core
EQT Acreage

[(1)]As of 03/15/2019
[(2)]Enterprise value is calculated using EQT market value as of 03/15/2019 and Net Debt as of 02/28/2019
[(3)]Market value as of 03/15/2019 of approximately 19.9% of ETRN shares outstanding
[(4)]Acres and locations as of 12/31/2018
[(5)]Assumes 1,000' spacing and 12,000' lateral
[(6)]Non-GAAP financial measure, see appendix for definition
Heat map generated using IHS public data for all operators – depicts 24-month cumulative Mcfe normalized for lateral length. Data sets include >4,000 wells in the Marcellus and >1,000 wells in the Utica.

7

2019 Plan Supports Near-Term Free Cash Flow cash flow in 2019(1) Approximately $300-$400 MM of adjusted free Net Development Activity (Turned in Line) Sales Volumes (Bcfe) 1,470 – 1,510 Adjusted Operating Cash Flow ($B)(1) $ 2.2 – 2.3 Adjusted Free Cash Flow ($B)(1) $ 0.3 – 0.4 Tophole Rigs 2 – 4 Frac Crews 5 – 7 (1)Non-GAAP financial measure, see appendix for definitions (2)Based on EQT market cap as of 03/15/2019 8 Adjusted Free Cash Flow Yield(1,2) 6 - 8 % Horizontal Rigs6 – 8 Activity2019E 2019E: 24 WV Marcellus Capital Expenditures ($B)$1.85 – 1.95 2019E: 100 SWPA Marcellus 2019E: 23 Utica Adjusted EBITDA ($B)(1) $2.3 – 2.4 Operational and Financial Detail2019E

Detailed Enhanced 2019 Development and Capital Plan transparency, accountability and results 160 140 120 100 80 60 40 20 - 14,000 13,000 12,000 11,000 10,000 9,000 8,000 7,000 6,000 5,000 4,000 PA Marcellus WV Marcellus OH Utica Total Program Spud Well Count TIL Well Count Spud Avg. Lateral Length TIL Avg. Lateral Length (1)Total D&C CapEx excludes ~$115 MM in pad construction and pad facility costs 9 Net Well Count Average Lateral Length (ft.) 2019E Activity PA Marcellus WV Marcellus OH Utica Total Program Total D&C CapEx ($MM)(1) $975 $165 $265 $1,405 Spud Average Lateral (ft.) 13,200 6,500 11,200 12,100 TIL Average Lateral (ft.) 11,300 6,200 12,200 10,600 147 126 100 91 24 23 20 15

2019 Operational Efficiencies

Strong 4Q18 and 1Q19 operational performance underscores this team's ability to achieve and surpass targets

Drilling Operations – Highlights	Completion Operations – Highlights
▪ ~80% of 2019 wells >14,000' drilled in one run	▪ ~35% improvement YTD in stages / crew / month
▪ ~90% of 2019 wells drilled >12,000' under budget	▪ ~300% reduction in non-productive days YTD
▪ ~40% improvement in rig movement efficiency YTD	▪ ~30% reduction in frac plug drill-out days YTD
	▪ ~65% fewer frac crew moves YTD

Q1 2019 drilling and completion operations on-time and on-budget

10

5-Year Financial and Operating Plan

Generates cumulative adjusted free cash flow of ~$2.9 B(1)



Net Well Count
Average Lateral Length (ft.)
160
140
120
100
80
60
40
20
0
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
2019
2020
2021
2022
2023
Spud Well Count
TIL Well Count
Spud Avg. Lateral Length
TIL Avg. Lateral Length

	2019E	2020E	2021E	2022E	2023E
Sales Volumes (Bcfe)	1,470 – 1,510	1,570	1,650	1,730	1,820
Adjusted Operating Cash Flow ($B)(1)	$ 2.2 – 2.3	$ 2.0	$ 2.1	$ 2.1	$ 2.4
Reserve Development CapEx ($B)	1.5	1.4	1.1	1.1	1.2
Land CapEx ($B)	0.2	0.2	0.2	0.2	0.2
Cap Overhead + Other CapEx ($B)(2)	0.2	0.1	0.1	0.1	0.1
Total CapEx ($B)	$ 1.85 – 1.95	$ 1.7	$ 1.4	$ 1.4	$ 1.5
Adjusted Free Cash Flow ($B)(1,3)	$ 0.3 – 0.4	$ 0.3	$ 0.7	$ 0.7	$ 0.9

Full execution of "Target 10%" initiative will increase cumulative Adjusted Free Cash Flow to **~$3.4 B** (2019–2023)(1)

(1)Non-GAAP financial measure, see appendix for definitions
(2)Other CapEx includes interest, engineering, geology, IT, facilities, vehicles and compliance
(3)2019E includes ~$90 MM of dividends received from ETRN and ~$100 MM of cash tax refund; 2020E includes ~$80 MM of dividends received from ETRN and ~$50 MM of cash tax refund
Note: 2019 uses pricing as of 01/31/2019; beyond 2019 pricing assumes $2.85 NYMEX for Henry Hub and ($0.45) local basis;
2020E-2023E sales volume represents midpoint of expected results

11

Compelling Free Cash Flow Story cash flow(1) Early 2019 cost reductions positively impact 5-Year cumulative adjusted free Adjusted Free Cash Flow(1) and Adjusted Free Cash Flow Yield(1,2) 2019-2023 Cumulative Adjusted FCF Yield(1,2) 60% - 70 % EQT 7 % Adj. FCF Yield(1,2) Peer Median(3,4) (1)% Consensus FCF Yield 2019 2020 Identified Target 10% 2021 2022 2023 2019-2023 Peer Median Yield (3,4) Yield (1,2,4) Base Incremental Target 10% (1)Non-GAAP financial measure, see appendix for definitions (2)Based on EQT market cap as of 03/15/2019. For the years 2020-2023, adjusted FCF yield ranges shown represent base adjusted FCF plus identified Target 10% at the low end and adjusted FCF assuming a fully-realized 10% reduction in capital costs at the high end (3)Peers: AR, COG, CNX, GPOR, SWN and RRC (4)EQT’s adjusted FCF is based on guidance. Peer FCF is CFFO less CapEx based on consensus Bloomberg estimates 12 17% - 20% 14% - 17%14% - 17% 7% - 9% $2.9 (4)% $0.9 $0.7 $0.7 $0.35 $0.3

Target 10% Initiative

Tracking progress and line-of-sight to further cost savings

Cost Reduction Initiatives

- **Jan 2019: $100 MM** identified and implemented (included in base plan)
- **Feb 2019: $50 MM** of annual cost savings under **Target 10% Initiative** identified (included in forecast)
  - Contract renegotiations
  - Implementation of proprietary water optimization model
  - Process changes / contractor savings
- **Line-of-sight to further opportunities**
  - Materials and services sourcing and contracting
  - Water related processes
  - Commercial portfolio and scheduling optimization
  - Eliminating operational redundancy

Progress on Target 10% Initiative



$800
$800 (Million)
$600
$400
$200

Cumulative 2019-2023 Cash Cost Savings Upside from Target 10% Initiative[1]

New Management has achieved $100 MM in annual cost savings separate from the Target 10% initiative, for a total of $150 MM since the team was appointed in Q4 2018

[1]Represents the incremental Target 10% capital and expense savings before tax impacts. Our Target 10% initiative, if fully realized, would yield ~$3.4 billion in adjusted free cash flow (Non-GAAP financial measure, see appendix for definition) from 2019 through 2023

13

Delivering Development Efficiencies and Optimization

Increasing lateral lengths and optimizing spacing generates higher single-well returns

- Increasing lateral well spacing optimizes reservoir development
  - Higher well costs resulting from larger completion jobs
  - Cost increases offset by enhanced EURs[2] and returns
  - Results in more efficient capital deployment
- Targeting optimal well spacing of 1,000 feet

Historical Average Spacing (ft.) - PA Marcellus Wells (Spud)


740
760
840
880
2016
2017
2018
2019E(3)

Delivering Enhanced Value to Shareholders

Core PA Marcellus - 13,000' Lateral				
Well Spacing (ft.)	EUR (Mcfe/ft.)	Cost $/Foot	$/Mcfe	BTAX IRR[1]
700	2,182	$796	$0.365	51%
800	2,400	$829	$0.346	55%
900	2,618	$863	$0.330	58%
1,000	2,836	$897	$0.316	60%

Incremental Development Efficiencies vs 700' Spacing				
Well Spacing (ft.)	EUR (Mcfe/ft.)	Cost $/Foot	$/Mcfe	BTAX IRR
700	*Base*	*Base*	*Base*	*Base*
800	10%	4%	-5%	8%
900	20%	8%	-10%	14%
1,000	30%	13%	-13%	18%

(1) IRR based on $2.50/Dth realized price, D&C CapEx as shown in table and midpoint of 2019E unit cost guidance (less transmission)
(2) "EUR" means estimated ultimate recover. See appendix for cautionary statements related to EUR
(3) EQT's 2019 PA Marcellus wells (spud) are expected to average 880' spacing, 13,200' lateral length, and D&C costs of ~$860/ft

14

The Evolution of Well Spacing and Asset Development Empirical data and deterministic modeling drive design modifications  Statistical analysis identified meaningful performance relationships between well interactions  Performed rigorous hydraulic fracturing & reservoir modeling and analysis Calibrated for multiple well spacing, cluster spacing and proppant loading scenarios Lead to design change predictions and provided a structural framework for testing  Neighboring wells and the distance between played a key role Larger fluid and proppant volumes appeared a greater impact on external wells wells   to have  15 Empirical Evidence EUR (MMcf/ft) Unbounded Single-bounded Double-bounded Deterministic Modeling

Test Results Support Development Strategy Wider spacing and larger fracs optimize development Performance plots show pressure normalized rate/ft vs cumulative production/ft; Offsets include all operated Marcellus wells within 3 miles of the surface location of the test well(s) Test wells utilized >2800#/ft and had well spacing >950’ 16 Results demonstrate the value of optimizing well spacing and completion design together Testing has been performed across our core acreage portfolio, supporting model predictions

Technology Platform Driving Performance Efficiencies Transforming the way we operate to drive efficiencies and maximize asset value Functions Benefits optimization operations simultaneously 17 Real-Time Operations Center  24/7 monitoring of Provides consistency and operational activitiesoperational efficiency  Real-time data Implementation driving better decisions  Resource allocation Management of multiple  Decision support center Drivescontinuous improvement

Technology Platform Driving Performance Efficiencies

Using data, science and analytics to make better, faster decisions

		Functions	Benefits
Water Scheduling and Optimization Model		▪ Advanced logistics and resource scheduling ▪ Tracks and models operations and assets	▪ Streamlines EQT's complex water logistics ▪ Optimizes scheduling and drives down costs
Internal Surveillance Program		▪ Observation and analysis of all phases of development activity ▪ Provides transparency, monitoring and decision support	▪ Improves efficiency and accuracy throughout the development life-cycle ▪ Provides insight into relationships between well design and performance
External Surveillance Program		▪ Basin-wide well mapping and decline forecasting ▪ Sortable basin results with quick looks by region, tier, operator, and formation	▪ Ensures EQT remains on the cutting-edge of Appalachia development ▪ Monitors competitor trends and progression

18

Financial Strength

Flexibility to further reduce leverage and return capital to shareholders

- Monetization of ETRN stake
  - Can reduce leverage[(1)] from 2.2x to 1.7x
- Investment grade ratings
  - Flexibility in volatile commodity price environments
- ~$2.9 B of cumulative Adjusted Free Cash Flow[(3)]
  - Implies ~60% of market cap[(2)] available to return to shareholders

Leverage – EQT vs. Marcellus Peers[(1,4)]



1.1x
1.4x
1.7x
2.2x
2.2x
2.4x
2.5x
3.2x
Peer 1
Peer 2
EQT PF
Peer 3
EQT
Peer 4
Peer 5
Peer 6

S&P Credit Ratings – EQT vs. Marcellus Peers[(4)]



BBB-
BB+
BB+
BB
BB-
BB-
Investment Grade
Sub-Investment Grade
EQT
Peer 5
Peer 6
Peer 2
Peer 3
Peer 4

(1)Leverage calculated as of 12/31/2018 based on Net Debt (02/28/19 Net Debt for EQT) divided by 2018 Adjusted EBITDA (as provided by Bloomberg for peers). EQT's Adjusted EBITDA is a non-GAAP financial measure, see appendix for definition. Net Debt means total debt, less cash and cash equivalents. CNX consolidated Net Debt and Adjusted EBITDA are adjusted to exclude Net Debt and Adjusted EBITDA for CNXM

(2)ETRN and EQT share price as of 03/15/2019

(3)Non-GAAP financial measure, see appendix for definition

(4)Peers: AR, COG (unrated by S&P), CNX, GPOR, SWN and RRC

19

Environmental, Health and Safety “The right thing to do” social responsibility and exemplary (1)See appendix for more details 20 In the Community EQT and the EQT Foundation — a separate 501(c)(3) organization — support our communities through local giving, sponsorship, and philanthropic efforts. In 2018, received the Greene County Chamber of Commerce’s McCracken Legacy Award for EQT’s “commitment to community involvement” > $19 million in community investments In 2018, gave >$100,000 to volunteer fire departments in West Virginia, Pennsylvania and Ohio Safety Employees participated in >13,000 hours of safety training in 2018 EQT led many initiatives in 2018 to improve safety, including launching Zero is Possible – Today safety program and other vehicle related initiatives In 2018, achieved best employee safety performance in last 5 years Environment Stewardship(1) Founding partner of the Center for Responsible Shale Development (CRSD) In 2018, EQT joined the ONE Future Coalition, committed to science-based approach to reduce methane emissions For the past three years EQT has recycled over 90% of the wastewater we generated EQT publishes a robust Corporate Social Responsibility Report in accordance with Global Reporting Initiative 4.0 standards

Strong Fundamentals In Place to Deliver Exceptional Value to Shareholders World-class asset base, sustainable free cash flow and financial strength 1.5x – 2.0x target leverage (Net Debt / Adjusted EBITDA) (1)Non-GAAP financial measure, see appendix for definition (2)ETRN share price as of 03/15/2019 21 World-Class Asset Base Leading U.S. natural gas producer at >4.0 Bcfe per day 15-20 years drilling inventory in the core of the Marcellus Contiguous acreage position  efficient long-term development Sustainable Free Cash Flow Evolution of strategic focus from volume growth to free cash flow and shareholder returns Execute plan to drive development and cost efficiencies Falling capital requirements with moderated growth and high-graded wells Financial Strength Only investment grade-rated Appalachia E&P company (1) 19.9% retained equity stake in Equitrans Midstream worth $1.0 B at current share price(2)

Appendix

EQT as a Leading Environmental Steward Long-term, sustainable environmental practices aligned with investors and stakeholders 23 Environmental Collaborations As a One Future member, EQT exceeded the methane intensity sector level target of 0.28% with a rate of 0.15% (methane emissions per gross production) Joined API’s Environmental Partnership methane management program Board and Management Oversight The Public Policy and Corporate Responsibility Committee of EQT’s Board has direct oversight responsibility for issues related to air, water, waste and safety Committee reviews and provides oversight on annual environmental and safety audits, performance and policy initiatives Water Management Strong water sourcing and recycling program that minimizes fresh water use In 2018, 37% of the water used for hydraulic fracturing was from wastewater EQT recycles over 90% of the wastewater that we generate Water withdrawal plans ensure surface waters and aquatic species are protected Methane Emissions Initiatives Conduct leak detection and repair at all unconventional well pads 100% green completion program Pneumatic controller replacement plan has replaced over 650 high bleed pneumatics since 2016

2019 Guidance flow(1) ~$300-$400 MM of adjusted free cash Based on NYMEX natural gas price as of 01/31/2019 of $2.93 (1)Non-GAAP financial measure, see appendix for definitions 24 Q1 2019 Full-Year 2019 Production Total production sales volume (Bcfe) Liquids sales volume, excluding ethane (Mbbls) Ethane sales volume (Mbbls) Total liquids sales volume (Mbbls) 360-380 1,985-2,085 1,060-1,160 3,045-3,245 1,470-1,510 8,200-8,400 5,420-5,620 13,620-14,020 Resource Counts Marcellus / Utica Rigs Top-hole Rigs Frac Crews 6-8 2-4 5-7 Unit Costs ($/Mcfe) Gathering Transmission Processing LOE, excluding production taxes Production taxes SG&A $0.55-$0.57 $0.48-$0.50 $0.08-$0.10 $0.05-$0.07 $0.04-$0.06 $0.11-$0.13 Average Differential ($/Mcf) ($0.10)-$0.10 ($0.45)-($0.25) Adjusted EBITDA ($B)(1) 2.3-2.4 Adjusted Operating Cash Flow ($B)(1) Capital Expenditures ($B) 2.2-2.3 1.85-1.95 Adjusted Free Cash Flow ($B)(1) 0.3-0.4

Firm Transportation Portfolio Provides access, stability and opportunity  Diversity of delivered markets provides significant commercial optionality  Portfolio offers price stability by accessing highly liquid markets  Assets directly access markets which represent ~85% of expected U.S. natural gas demand growth ISD16% Note: Total transported volumes differ slightly from quantities shown on map due to other local transport contracts and contract expiration timing 25 Transmission Costs 2019E 2020E Transportation Bcfe/d$/Mcfe Bcfe/d$/Mcfe Transport volumes Local deliveries 2.9$0.52 1.1$-4.1$0.60 0.2$-Total firm deliveries 4.1$0.37 4.3$0.59 Equitrans transmission $0.12 $0.13 Total transmission $ 0.48 - 0.50 $ 0.71 - 0.73 93933,030,000D0 tDht/hd/dEQT552200,,000000 DDtthh//dd Market Mix 2019E 2020E 2021E 2022E 2023E TETCO M2 31% 7% 2012% 20% TETCO M3 12% 11% 10% 10% 9% Midwest 25% 23% 22% 21% 20% Gulf 32% 31% 29% 27% 26% SE 0% 28% 27% 26% 25% 2020 ISD

Risk Management NYMEX Hedge position as of March 15, 2019 Volume (MMDth) Average Price ($/dth) 562 2.91 565 2.82 298 2.78 136 2.75 61 2.74 $ $ $ $ $ Volume (MMDth) Average Short Strike Price ($/dth) 260 3.13 171 3.16 37 3.25 22 3.20 7 3.18 $ $ $ $ $ Volume (MMDth) Average Long Strike Price ($/dth) 0 – 0 – 13 2.89 0 – 10 2.71 $ $ $ $ $ Volume (MMDth) Average Price ($/dth) 1 2.82 0 – 0 – 58 2.83 10 2.77 $ $ $ $ $ *April through December **The difference between the fixed price and NYMEX are included in average differential on the Company’s price reconciliation. 26 20192020202120222023 Fixed Price Sales** Puts - Net Long Calls - Net Short 2019*2020202120222023 Swaps

Unit Cost Comparison – FY 2018(1) Peer-leading unit costs for LOE, G&A Lease Operating Expense ($/Mcfe)(2) Selling, General & Administrative ($/Mcfe) Peer Mean (excl Peer 5): $0.15 Peer Mean: $0.18 .93 EQT (3) EQT Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 (1)Peers include AR, CNX, COG, RRC, SWN (2)Peer 5 classifies its gathering, transportation & processing costs as part of LOE (3)Unit cost for EQT is based on Adjusted SG&A per unit, a Non-GAAP financial measure, see appendix for definition. Excludes one-time charges that were included in EQT’s reported 2018 results 27 .26 $0.19 $0 $0.18 $0.16 $0.13 $0.12 $0.17 $0.19 $0 $0.14 $0.09 $0.07

Cautionary Statements EQT Corporation (NYSE: EQT) EQT Plaza 625 Liberty Avenue, Suite 1700 Pittsburgh, PA 15222 Blake McLean – Senior Vice President, Investor Relations and Strategy – 412.395.3561 The Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that a company anticipates as of a given date to be economically and legally producible and deliverable by application of development projects to known accumulations. We use certain terms in this presentation, such as “EUR” (estimated ultimate recovery) and total resource potential, that the SEC’s rules strictly prohibit us from including in filings with the SEC. We caution you that the SEC views such estimates as inherently unreliable and these estimates may be misleading to investors unless the investor is an expert in the natural gas industry. We also note that the SEC strictly prohibits us from aggregating proved, probable and possible (3P) reserves in filings with the SEC due to the different levels of certainty associated with each reserve category. Disclosures in this presentation contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of EQT Corporation and its subsidiaries (EQT), including guidance regarding EQT’s strategy to develop its reserves; drilling plans and programs (including the number, type, depth, spacing, lateral lengths, and locations of wells to be drilled, number of frac crews and number and type of rigs); projected natural gas prices, liquids price impact, basis, premium and average differential; total resource potential, well production and drilling inventory duration, reserves and EUR; projected EQT and third party production and sales volumes and growth rates (including liquids production and sales volumes and growth rates); internal rate of return (IRR), compound annual growth rate (CAGR) and expected after-tax returns per well; technology (including drilling and completion techniques); projected drilling and completions (D&C) costs, other well costs, unit costs and G&A expenses; projected reductions in expenses and capital and well costs; projected frac stage lengths, and market mix; infrastructure programs; the cost, capacity, and timing of regulatory approvals; acquisition transactions; the projected capital efficiency savings and other operating efficiencies associated with EQT’s shift to a steady operating cadence and EQT’s ability to achieve such efficiencies; EQT’s ability to mitigate curtailments; the projected capital efficiency savings and other operating efficiencies and synergies resulting from EQT’s acquisition of Rice Energy Inc. (Rice); EQT’s ability to achieve the anticipated synergies and efficiencies from its acquisition of Rice; monetization transactions, including asset sales, joint ventures or other transactions involving EQT’s assets; EQT’s ability to achieve the anticipated operational, financial and strategic benefits of the spin-off of Equitrans Midstream Corporation (ETRN) from EQT; the timing and structure of any dispositions of EQT’s approximately 19.9% retained common stock of ETRN and EQT's planned use of the proceeds from any such dispositions; the amount and timing of any repurchases of EQT’s common stock, including whether EQT will institute a share repurchase program; dividend amounts and rates; projected cash flows, including the ability to fund the 2019 drilling program through cash from operations; projected adjusted free cash flow, adjusted operating cash flow, net marketing services revenue, and net income attributable to noncontrolling interests, including EQT’s ownership of approximately 19.9% of ETRN’s common stock; projected capital contributions and capital expenditures; projected adjusted EBITDA; liquidity and financing requirements, including funding sources and availability; EQT’s ability to maintain or improve its credit ratings, leverage levels and financial profile; potential future impairments of EQT’s assets; EQT’s hedging strategy; the effects of government regulation and litigation; and tax position and the expected impact of changes to tax laws. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQT has based these forward-looking statements on current expectations and assumptions about future events. While EQT considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond EQT’s control. The risks and uncertainties that may affect the operations, performance and results of EQT’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” of EQT’s Form 10-K for the year ended December 31, 2018, as filed with the SEC and as updated by any subsequent Form 10-Qs and in other documents EQT files with the SEC from time to time. Any forward-looking statement speaks only as of the date on which such statement is made and EQT does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. 28

Non-GAAP Financial Measure Adjusted EBITDA As used in this presentation, adjusted EBITDA is defined as net income from continuing operations, plus interest expense, income tax expense, depreciation and depletion, amortization of intangible assets, long-lived asset and goodwill impairments, lease impairments and expirations, the revenue impact of changes in the fair value of derivative instruments prior to settlement, unrealized loss (gain) on EQT’s investment in Equitrans Midstream Corporation (ETRN), transaction costs and certain other items that impact comparability between periods. Adjusted EBITDA is a non-GAAP supplemental financial measure that management and external users of EQT’s consolidated financial statements, such as industry analysts, lenders and ratings agencies use to assess EQT’s earnings trends. EQT believes that adjusted EBITDA is an important measure used by EQT’s management and investors in evaluating period-over-period comparisons of earnings trends. Adjusted EBITDA should not be considered as an alternative to EQT’s net income presented in accordance with GAAP. Adjusted EBITDA excludes the revenue impact of changes in the fair value of derivative instruments prior to settlement and other items that affect the comparability of results and are not trends in the ongoing business. Management utilizes adjusted EBITDA to evaluate earnings trends because the measure reflects only the impact of settled derivative contracts and thus the income from natural gas is not impacted by the often-volatile fluctuations in fair value of derivatives prior to settlement. EQT has not provided projected net income or a reconciliation of projected adjusted EBITDA to projected net income, the most comparable financial measure calculated in accordance with GAAP, because EQT does not provide guidance with respect to depletion and depreciation expense, income tax expense, the revenue impact of changes in the projected fair value of derivative instruments prior to settlement or unrealized gains and losses on its investments in equity securities. Therefore, projected net income and a reconciliation of projected adjusted EBITDA to projected net income, are not available without unreasonable effort. 29

Non-GAAP Financial Measure Reconciliation of Adjusted EBITDA The table below reconciles adjusted EBITDA with net (loss) income from continuing operations, the most comparable financial measure as calculated in accordance with GAAP, as reported 10-K for the year ended December 31, 2018. in EQT’s Statements of Consolidated Operations included in EQT’s report on Form Quarter Ended December 31, 2018 Year Ended December 31, 2018 $ in thousands (Loss) from continuing Add back / (deduct): Interest expense Income tax (benefit) operations $ (598,062) $ (2,380,920) 57,747 (99,788) 416,620 10,342 3,538 530,811 244,124 184,211 (197,878) (18) 72,366 2,401 228,958 (696,511) 1,569,038 41,367 2,709,976 530,811 279,708 178,591 (225,279) 435 72,366 26,331 Depreciation and depletion Amortization of intangible assets Impairment/loss on sale of long-lived Impairment of goodwill Lease impairments and expirations assets Loss (gain) on derivatives not designated as hedges Net cash settlements (paid) received on derivatives not designated as hedges Premiums (paid) received for derivatives that settled during the period Unrealized loss on EQT’s investment in ETRN Transaction costs Increase in litigation reserves Adjusted EBITDA 51,677 51,677 $ 678,091 $ 2,386,548 30

Non-GAAP Financial Measure Adjusted Operating Cash Flow and Adjusted Free Cash Flow As used in this presentation, adjusted operating cash flow is defined as EQT’s net cash provided by operating activities less changes in other assets and liabilities, less EBITDA attributable to discontinued operations (a non-GAAP supplemental financial measure defined herein), plus interest expense attributable to discontinued operations and cash distributions from discontinued operations. Adjusted free cash flow is defined as adjusted operating cash flow less accrual-based capital expenditures attributable to continuing operations. Adjusted operating cash flow and adjusted free cash flow are non-GAAP supplemental financial measures that EQT's management and external users of EQT’s consolidated financial statements, such as industry analysts, lenders and ratings agencies use to assess EQT’s liquidity. EQT believes that adjusted operating cash flow and adjusted free cash flow provide useful information to management and investors in assessing the impact of EQT’s ability to generate cash flow in excess of capital requirements and return cash to shareholders. Adjusted operating cash flow and adjusted free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP. EQT has not provided projected net cash provided by operating activities or reconciliations of projected adjusted operating cash flow and adjusted free cash flow to projected net cash provided by operating activities, the most comparable financial measure calculated in accordance with GAAP. EQT is unable to project net cash provided by operating activities for any future period because this metric includes the impact of changes in operating assets and liabilities related to the timing of cash receipts and disbursements that may not relate to the period in which the operating activities occurred. EQT is unable to project these timing differences with any reasonable degree of accuracy without unreasonable efforts such as predicting the timing of its and customers’ payments, with accuracy to a specific day months in advance. Furthermore, EQT does not provide guidance with respect to its average realized price, among other items, that impact reconciling items between net cash provided by operating activities and adjusted operating cash flow and adjusted free cash flow, as applicable. Natural gas prices are volatile and out of EQT’s control, and the timing of transactions and the income tax effects of future transactions and other items are difficult to accurately predict. Therefore, EQT is unable to provide projected net cash provided by operating activities, or the related reconciliations of projected adjusted operating cash flow and adjusted free cash flow to projected net cash provided by operating activities, without unreasonable effort. 31

Non-GAAP Financial Measure Reconciliation of Adjusted Operating Cash Flow and Adjusted Free Cash Flow The table below reconciles adjusted operating cash flow and adjusted free cash flow with net cash provided by operating activities, the most comparable financial measure calculated in accordance with GAAP, as derived from the Statements of Consolidated Cash Flows included in EQT’s report on Form 10-K for the year ended December 31, 2018. Quarter Ended December 31, Year Ended December 31, $ in thousands 2018 2018 Net cash provided by operating activities Add back / (deduct) changes in other assets and liabilities Operating cash flow (Deduct) / add back: $ 530,866 $ 2,976,256 261,216 119,495 792,082 3,095,751 (a) EBITDA attributable to discontinued operations (118,934) 19,452 - (988,291) 88,300 280,401 Interest expense attributable to discontinued operations (b) Cash distributions from discontinued operations Adjusted operating cash flow (Deduct): 692,600 2,476,161 Capital expenditures attributable Adjusted free cash flow to continuing operations (558,351) (2,739,103) $ 134,249 $ (262,942) (a)As a result of the separation of Equitrans Midstream Corporation, the results of operations of Equitrans Midstream Corporation are presented as discontinued operations in EQT's Statements of Consolidated Operations. EBITDA attributable to discontinued operations is a non-GAAP supplemental financial measure reconciled herein. (b)Cash distributions from discontinued operations represents the cash distributions payable from EQM Midstream Partners, LP, EQGP Holdings, LP and RM Partners LP (EQT's former midstream affiliates) to EQT for the year ended December 31, 2018. 32

Non-GAAP Financial Measure EBITDA Attributable to Discontinued Operations As used in this presentation, EBITDA attributable to discontinued operations is a non-GAAP supplemental financial measure defined as net income from discontinued operations, plus interest expense, income tax expense, depreciation, amortization of intangible assets and impairment of goodwill attributable to discontinued operations for the three months and year ended December 31, 2018. The table below reconciles EBITDA attributable to discontinued operations with (loss) income from discontinued operations, net of tax, the most comparable financial measure calculated in accordance with GAAP, as reported in the Statements of Consolidated Operations included in EQT’s report on Form 10-K for the year ended December 31, 2018. Quarter Ended December 31, Year Ended December 31, $ in thousands 2018 2018 (Loss) income from discontinued operations, net of tax $ (163,911) $ 373,762 Add back / (deduct): Interest expense Income tax (benefit) Depreciation 19,452 (31,575) 22,243 4,847 88,300 61,643 160,701 36,007 expense Amortization of intangible Impairment of goodwill assets 267,878 267,878 EBITDA attributable to discontinued operations $ 118,934 $ 988,291 33

Non-GAAP Financial Measure Adjusted SG&A per Unit Adjusted SG&A per unit is a non-GAAP supplemental financial measure that is presented because it is an important measure used by EQT’s management to evaluate period-to-period comparisons of earnings trends. Adjusted SG&A per unit is defined as SG&A less an increase in litigation reserves which was recorded in the fourth quarter of 2018 and indirect costs previously associated with the midstream business prior to the separation that are not permitted to be allocated to discontinued operations under the accounting rules. The measure excludes items that affect the comparability of results or that are not indicative of trends in the ongoing business. Management believes that adjusted SG&A per unit as presented provides useful information for investors for evaluating period-over-period earnings. The table below reconciles adjusted SG&A per unit with SG&A as derived from the Statements of Consolidated Operations included EQT’s report on Form 10-K for the year ended December 31, 2018. in Quarter Ended December 31, 2018 Year Ended December 31, 2018 $ in thousands, unless noted SG&A Add back / (deduct): Increase in litigation reserves Indirect costs previously allocated prior to the separation Adjusted SG&A Total sales volume (MMcfe) Adjusted SG&A per unit $ 129,630 $ 284,220 (51,677) (6,118) (51,677) (47,491) to the midstream business $ 71,835 393,907 0.18 $ 185,052 1,487,689 0.12 $ $ 34

Important Information EQT Corporation (the Company) intends to file a proxy statement and associated GOLD proxy card with the Securities and Exchange Commission (the SEC) in connection with the solicitation of proxies for the Company’s 2019 Annual Meeting of Shareholders (the 2019 Annual Meeting). Details concerning the nominees of the Company’s Board of Directors for election at the 2019 Annual Meeting will be included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the relevant documents filed by the Company with the SEC, including the definitive proxy statement, when it becomes available, free of charge by visiting the SEC’s website, www.sec.gov. Investors and shareholders can also obtain, without charge, a copy of the definitive proxy statement, when available, and other relevant filed documents by directing a request to Blake McLean, Senior Vice President, Investor Relations and Strategy at EQT, at BMcLean@eqt.com, by calling the Company’s proxy solicitor, Innisfree M&A Incorporated, toll-free, at 877-687-1866, or from the Company’s website at https://ir.eqt.com/sec-filings. Participants in the Solicitation The Company, its directors and certain of its executive officers will be deemed participants in the solicitation of proxies from shareholders in respect of the 2019 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Current Report on Form 8-K filed on March 7, 2019, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 14, 2019, the Company’s Current Reports on Form 8-K filed on November 13, 2018, October 25, 2018 (Accession No. 0001104659-18-063798), October 25, 2018 (Accession No. 0001104659-18-063732), September 4, 2018, and August 9, 2018 and the Company’s definitive proxy statement for the 2018 Annual Meeting of Shareholders, filed with the SEC on April 27, 2018. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in (or are not set forth in) the proxy statement for the 2018 Annual Meeting of Shareholders, such changes (or initial ownership information and subsequent changes) have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC, if and when they become available. 35